Exhibit 10.27

SCHLUMBERGER LIMITED
(the “Company”)

Addendum to

Restricted Stock Unit Award Agreements

Performance Share Unit Agreements

Incentive Stock Option Agreements

Non-qualified Stock Option Agreements

Issued Prior to July 19, 2017

The Compensation Committee of the Board of Directors of Schlumberger Limited (“the Company”) approved “net settlement”, sometimes referred to as “net exercise”, which permits employees to pay the exercise price of stock options with no cash out-of-pocket and no open market sale of shares.  The Company withholds enough exercised shares to cover the full exercise price of the stock options and can also cover taxes due on the exercise. Employees receive only the net number of shares. Incentive Stock Options (“ISOs”) granted prior to July 19, 2017, do not qualify for net settlement.

The following supplemental provisions give effect to net settlement as approved by the Committee and apply, effective as of July 19, 2017, to the following stock incentive plans of the Company (all as amended and restated as of July 19, 2017, the “Plans”):

•	the 1998 Stock Option Plan;
•	the 2001 Stock Option Plan;
•	the 2005 Stock Incentive Plan;
•	the 2008 Stock Incentive Plan;
•	the 2010 Omnibus Stock Incentive Plan;
•	the 2013 Omnibus Stock Incentive Plan; and
•	the 2017 Omnibus Stock Incentive Plan.

The supplemental provisions also apply to any employee’s Restricted Stock Unit Award Agreement, Performance Share Unit Agreement, Incentive Stock Option Agreement, and Non-Qualified Stock Option Agreement (the “Award Agreements”).  As a result, any stock options, restricted stock units and performance share units you hold that were issued under the Plans are subject to the supplemental conditions.

All capitalized terms that are not defined in this Addendum have the meaning set forth in the applicable Plans and the Award Agreements.  In the event there is a conflict between provisions in the Award Agreements and these supplemental provisions, these supplemental provisions will apply.

RSU Award Agreement

Section 6 (January 2017 to April 2017 Agreements) and Section 7 (Prior to January 2017 Agreements), Taxes, is deleted and replaced in its entirety with the following provisions:

6.Tax and Social Insurance Withholding

(a)Regardless of any action the Company takes with respect to any or all income tax (including foreign, federal, state and local taxes), social insurance, payroll tax, payment on account or other tax-related items related to Employee’s participation in the Plan and legally applicable to him or her (“Tax-Related Items”), Employee acknowledges that the ultimate liability for all Tax-Related Items legally due by Employee is and remains his or her responsibility and may exceed the amount actually withheld by the Company.  Employee further acknowledges that the Company (i) makes no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Restricted Stock Units, including the grant of the Restricted Stock Units, the vesting of the Restricted Stock Units, the conversion of the Restricted Stock Units into shares of Common Stock or the receipt of any equivalent cash payment, the subsequent sale of any shares of Common Stock acquired at vesting, and (ii) does not commit to structure the terms of the grant or any aspect of the Restricted Stock Units to reduce or eliminate Employee’s liability for the Tax-Related Items.

(b)Prior to any relevant taxable or tax withholding event (“Tax Date”), as applicable, Employee will pay or make adequate arrangements satisfactory to the Company to satisfy all Tax-Related Items.  In this regard, Employee authorizes the Company or its agents, at its discretion, to satisfy the obligations with regard to all Tax-Related Items by one or both of the following:  (i) accept a cash payment in U.S. dollars in the amount of the Tax-Related Items or (ii) withhold whole shares of Common Stock which would otherwise be delivered to Employee having an aggregate Fair Market Value, determined as of the Tax Date, or withhold an amount of cash from Employee’s wages or other cash compensation which would otherwise be payable to Employee by the Company or from any equivalent cash payment received upon vesting of the Restricted Stock Units, equal to the amount necessary to satisfy any such obligation.

(c)The Company shall withhold or account for Tax-Related Items by considering applicable minimum statutory withholding rates, unless Employee elects, pursuant to the Company’s prescribed procedures as in effect from time to time, to have withholding for Tax-Related Items based on the maximum withholding rate applicable to Employee.  If the obligation for Tax-Related Items is satisfied by withholding in shares of Common Stock, for tax purposes, Employee is deemed to have been issued the full number of shares of Common Stock due to him or her at vesting, notwithstanding that a number of shares of Common Stock are held back solely for the purpose of paying the Tax-Related Items due as a result of any aspect of Employee’s participation in the Plan.  Finally, Employee shall pay to the Company any amount of Tax-Related Items that the Company may be required to withhold as a result of Employee’s participation in the Plan that cannot be satisfied by the means previously described.  The Company may refuse to issue shares of Common Stock to the Employee if Employee fails to comply with his or her obligations in connection with the Tax-Related Items as described herein.

Three-Year PSU Award Agreement

Section 7, Taxes, is deleted and replaced in its entirety with the following provisions:

7.Tax and Social Insurance Withholding

(a)Regardless of any action the Company takes with respect to any or all income tax (including foreign, federal, state and local taxes), social insurance, payroll tax, payment on account or other tax-related items related to Employee’s participation in the Plan and legally applicable to him or her (“Tax-Related Items”), Employee acknowledges that the ultimate liability for all Tax-Related Items legally due by Employee is and remains his or her responsibility and may exceed the amount actually withheld by the Company.  Employee further acknowledges that the Company (i) makes no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Performance Share Units, including the grant of the Performance Share Units, the vesting of the Performance Share Units, the conversion of the Performance Share Units into shares of Common Stock or the receipt of any equivalent cash payment, the subsequent sale of any shares of Common Stock acquired at vesting, and (ii) does not commit to structure the terms of the grant or any aspect of the Performance Share Units to reduce or eliminate Employee’s liability for the Tax-Related Items.

(b)Prior to any relevant taxable or tax withholding event (“Tax Date”), as applicable, Employee shall pay or make adequate arrangements satisfactory to the Company to satisfy all Tax-Related Items.  In this regard, Employee authorizes the Company or its agents, at its discretion, to satisfy the obligations with regard to all Tax-Related Items by one or a combination of the following:  (i) accept a cash payment in U.S. dollars in the amount of the Tax-Related Items or (ii) withhold whole Shares which would otherwise be delivered to Employee having an aggregate Fair Market Value, determined as of the Tax Date, or withhold an amount of cash from Employee’s wages or other cash compensation which would otherwise be payable to Employee by the Company or from any equivalent cash payment received upon vesting of the Performance Share Units, equal to the amount necessary to satisfy any such obligation.

(c)The Company shall withhold or account for Tax-Related Items by considering applicable minimum statutory withholding rates, unless Employee elects, pursuant to the Company’s prescribed procedures as in effect from time to time, to have withholding for Tax-Related Items based on the maximum withholding rate applicable to Employee.  If the obligation for Tax-Related Items is satisfied by withholding in shares of Common Stock, for tax purposes, Employee is deemed to have been issued the full number of shares of Common Stock due to him or her at vesting, notwithstanding that a number of shares of Common Stock are held back solely for the purpose of paying the Tax-Related Items due as a result of any aspect of Employee’s participation in the Plan.  Finally, Employee shall pay to the Company any amount of Tax-Related Items that the Company may be required to withhold as a result of Employee’s participation in the Plan that cannot be satisfied by the means previously described.  The Company may refuse to issue shares of Common Stock to the Employee if Employee fails to comply with his or her obligations in connection with the Tax-Related Items as described herein. The Performance Share Units are intended to be “short-term deferrals” exempt from Section 409A of the Internal Revenue Code and shall be construed and interpreted accordingly.

Two-Year PSU Award Agreement

Section 9, Taxes, is deleted and replaced in its entirety with the following provisions:

9.Tax and Social Insurance Withholding

(a)Regardless of any action the Company takes with respect to any or all income tax (including foreign, federal, state and local taxes), social insurance, payroll tax, payment on account or other tax-related items related to Employee’s participation in the Plan and legally applicable to him or her (“Tax-Related Items”), Employee acknowledges that the ultimate liability for all Tax-Related Items legally due by Employee is and remains his or her responsibility and may exceed the amount actually withheld by the Company.  Employee further acknowledges that the Company (i) makes no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Performance Share Units, including the grant of the Performance Share Units, the vesting of the Performance Share Units, the conversion of the Performance Share Units into shares of Common Stock or the receipt of any equivalent cash payment, the subsequent sale of any shares of Common Stock acquired at vesting, and (ii) does not commit to structure the terms of the grant or any aspect of the Performance Share Units to reduce or eliminate Employee’s liability for the Tax-Related Items.

(b)Prior to any relevant taxable or tax withholding event (“Tax Date”), as applicable, Employee shall pay or make adequate arrangements satisfactory to the Company to satisfy all Tax-Related Items.  In this regard, Employee authorizes the Company or its agents, at its discretion, to satisfy the obligations with regard to all Tax-Related Items by one or a combination of the following:  (i) accept a cash payment in U.S. dollars in the amount of the Tax-Related Items or (ii) withhold whole Shares which would otherwise be delivered to Employee having an aggregate Fair Market Value, determined as of the Tax Date, or withhold an amount of cash from Employee’s wages or other cash compensation which would otherwise be payable to Employee by the Company or from any equivalent cash payment received upon vesting of the Performance Share Units, equal to the amount necessary to satisfy any such obligation.

(c)The Company shall withhold or account for Tax-Related Items by considering applicable minimum statutory withholding rates, unless Employee elects, pursuant to the Company’s prescribed procedures as in effect from time to time, to have withholding for Tax-Related Items based on the maximum withholding rate applicable to Employee.  If the obligation for Tax-Related Items is satisfied by withholding in shares of Common Stock, for tax purposes, Employee is deemed to have been issued the full number of shares of Common Stock due to him or her at vesting, notwithstanding that a number of shares of Common Stock are held back solely for the purpose of paying the Tax-Related Items due as a result of any aspect of Employee’s participation in the Plan.  Finally, Employee shall pay to the Company any amount of Tax-Related Items that the Company may be required to withhold as a result of Employee’s participation in the Plan that cannot be satisfied by the means previously described.  The Company may refuse to issue shares of Common Stock to the Employee if Employee fails to comply with his or her obligations in connection with the Tax-Related Items as described herein. The Performance Share Units are intended to be “short-term deferrals” exempt from Section 409A of the Internal Revenue Code and shall be construed and interpreted accordingly.

ISO Award Agreement

Section 3, Exercise of ISO, subsection (a) (April 2015 to April 2017 Agreements) or Unnumbered paragraph 5 (Agreements prior to April 2015) is deleted and replaced in its entirely with the following provisions:

(a)This ISO may be exercised only by delivering to the Company a written notice (or an electronic notice in the manner specified by the Compensation Committee of the Board of Directors (the “Board”) of the Company (the “Committee”)) specifying the number of shares of Common Stock you wish to purchase.  The Committee, which is authorized by the Board to administer the Plan, hereby notifies you that the ISO price may be paid, subject to such rules and procedures in effect at such time and as the Committee may prescribe from time to time, (1) in cash or certified check, (2) by the delivery of shares of Common Stock with a Fair Market Value at the time of exercise equal to the total ISO price, (3) by authorizing the Company to withhold a number of Option Shares otherwise deliverable on the exercise of the ISO with a Fair Market Value at the time of exercise equal to the total ISO price, (4) by a combination of the methods described in (1), (2) and (3), and (5) subject to applicable law, and the Company’s Securities Transactions – Insider Trading Standard through a broker-assisted cashless exercise, or “sell-to-cover” arrangement in accordance with the procedures approved by the Committee.

The following Section 11, Taxes, is added to the ISO Award Agreements dated January 2017 and April 2017 and subsequent sections renumbered accordingly:

11.Taxes. To the extent that the exercise of the ISO hereunder results in income to you for federal or state income tax purposes or in any other case where the Company holds the view that it is obligated to withhold taxes, you shall, at your election, (i) deliver to the Company immediately prior to the time of such receipt or lapse, as the case may be, such amount of money or shares of Common Stock owned by you, at your election, or (ii) authorize the Company to withhold a number of Option Shares, valued at their Fair Market Value, or cash or other form of remuneration then or thereafter payable to you, in any case in an amount necessary to satisfy the Company’s tax withholding obligation (and increased, at your election, pursuant to the Company’s prescribed procedures as in effect from time to time,  up to the maximum tax rate applicable to you).

The following Section 10, Taxes, is added to the ISO Award Agreements dated between April 2015 and January 2017 and subsequent sections renumbered accordingly:

10.Taxes. To the extent that the exercise of the ISO hereunder results in income to you for federal or state income tax purposes or in any other case where the Company holds the view that it is obligated to withhold taxes, you shall, at your election, (i) deliver to the Company immediately prior to the time of such receipt or lapse, as the case may be, such amount of money or shares of Common Stock owned by you, at your election, or (ii) authorize the Company to withhold a number of Option Shares, valued at their Fair Market Value, or cash or other form of remuneration then or thereafter payable to you, in any case in an amount necessary to satisfy the Company’s tax withholding obligation (and increased, at your election, pursuant to the Company’s prescribed procedures as in effect from time to time,  up to the maximum tax rate applicable to you).

The following paragraph is added to the ISO Award Agreements dated prior to April 2015:

Taxes. To the extent that the exercise of the ISO hereunder results in income to you for federal or state income tax purposes or in any other case where the Company holds the view that it is obligated to withhold taxes, you shall, at your election, (i) deliver to the Company immediately prior to the time of such receipt or lapse, as the case may be, such amount of money or shares of Common Stock owned by you, at your election, or (ii) authorize the Company to withhold a number of Option Shares, valued at their Fair Market Value, or cash or other form of remuneration then or thereafter payable to you, in any case in an amount necessary to satisfy the Company’s tax withholding obligation (and increased, at your election, pursuant to the Company’s prescribed procedures as in effect from time to time,  up to the maximum tax rate applicable to you).

Non-qualified Stock Option Award Agreement

Section 3, Exercise of Non-Qualified Option, subsection (a) (April 2015 to April 2017 Agreements) or Unnumbered paragraph 5 (Agreements prior to April 2015) is deleted and replaced in its entirely with the following provisions

3.Exercise of Non-Qualified Option

(a)This Non-Qualified Option may be exercised only by delivering to the Company a written notice (or an electronic notice in the manner specified by the Compensation Committee of the Board of Directors (the “Board”) of the Company (the “Committee”)) specifying the number of shares of Common Stock you wish to purchase.  The Committee, which is authorized by the Board to administer the Plan, hereby notifies you that the Non-Qualified Option price may be paid, subject to such rules and procedures in effect at such time and as the Committee may prescribe from time to time, (1) in cash or certified check, (2) by the delivery of shares of Common Stock with a Fair Market Value at the time of exercise equal to the total Non-Qualified Option price, (3) by authorizing the Company to withhold a number of Option Shares otherwise deliverable on the exercise of the Non-Qualified Option with a Fair Market Value at the time of exercise equal to the total Non-Qualified Option price, (4) by a combination of the methods described in (1), (2) and (3), and (5) subject to applicable law, and the Company’s Securities Transactions – Insider Trading Standard through a broker-assisted cashless exercise, or “sell-to-cover” arrangement in accordance with the procedures approved by the Committee.

The following Section 11, Taxes, is added to the Non-Qualified Award Agreements dated January 2017 and April 2017 and subsequent sections renumbered accordingly:

11.Taxes. To the extent that the exercise of the ISO hereunder results in income to you for federal or state income tax purposes or in any other case where the Company holds the view that it is obligated to withhold taxes, you shall, at your election, (i) deliver to the Company immediately prior to the time of such receipt or lapse, as the case may be, such amount of money or shares of Common Stock owned by you, at your election, or (ii) authorize the Company to withhold a number of Option Shares, valued at their Fair Market Value, or cash or other form of remuneration then or thereafter payable to you, in any case in an amount necessary to satisfy the Company’s tax withholding obligation (and increased, at your election, pursuant to the Company’s prescribed procedures as in effect from time to time,  up to the maximum tax rate applicable to you).

The following Section 10, Taxes, is added to the Non-Qualified Stock Option Award Agreements dated between April 2015 and January 2017 and subsequent sections renumbered accordingly:

10.Taxes. To the extent that the exercise of the Non-Qualified Option hereunder results in income to you for federal or state income tax purposes or in any other case where the Company holds the view that it is obligated to withhold taxes, you shall, at your election, (i) deliver to the Company immediately prior to the time of such receipt or lapse, as the case may be, such amount of money or shares of Common Stock owned by you, at your election, or (ii) authorize the Company to withhold a number of Option Shares, valued at their Fair Market Value, or cash or other form of remuneration then or thereafter payable to you, in any case in an amount necessary to satisfy the Company’s tax withholding obligation (and increased, at your election, pursuant to the Company’s prescribed procedures as in effect from time to time, up to the maximum tax rate applicable to you).

The following provisions are added to Non-Qualified Stock Option Award Agreements dated prior to April 2015:

Taxes. To the extent that the exercise of the Non-Qualified Option hereunder results in income to you for federal or state income tax purposes or in any other case where the Company holds the view that it is obligated to withhold taxes, you shall, at your election, (i) deliver to the Company immediately prior to the time of such receipt or lapse, as the case may be, such amount of money or shares of Common Stock owned by you, at your election, or (ii) authorize the Company to withhold a number of Option Shares, valued at their Fair Market Value, or cash or other form of remuneration then or thereafter payable to you, in any case in an amount necessary to satisfy the Company’s tax withholding obligation (and increased, at your election, pursuant to the Company’s prescribed procedures as in effect from time to time, up to the maximum tax rate applicable to you).